MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES Two World Trade Center

LETTER TO THE SHAREHOLDERS February 28, 2001            New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended February 28, 2001, the U.S. economy began to show signs of a slowdown as retail sales, construction spending and employment registered weaker numbers than expected. In December, the fixed-income markets were driven upward by the Federal Reserve Board's statement that it was ready to switch to an easing bias if the economy continued to show weakness. After the Fed followed through on this pledge, lowering the federal funds rate 100 basis points in January 2001, the resulting liquidity in the market led to strong January performance for fixed-income securities. The market gave up some of its gains at the end of February, based on disappointment that the Federal Reserve did not lower rates even further then, but this appeared to be only a pause in a healthy market environment. Subsequent to the end of the reporting period, the Fed cut rates an additional 50 basis points, to 5.0 percent.

FIXED-INCOME OVERVIEW

Treasury securities led a fixed-income rally during the first half of the period under review as evidence mounted that the economy was slowing and investors became convinced that the Fed would ease monetary conditions. Corporate bond prices rose less rapidly than those of Treasuries during the September through November portion of the period, because of concerns that a faltering economy might undermine corporate credit quality. The downgrading of several investment-grade issuers by Moody's and Standard & Poor's accentuated these concerns. The corporate bond market improved during the second half of the period, even outperforming the government markets as expectations developed that the Fed would ease monetary conditions.

Treasury yields fell sharply during the period, especially for shorter maturities. Five-year yields fell 1.32 percent, while 10-year yields declined
0.83 percent. Higher-grade corporate bonds typically posted the best performance. Despite the strong showing by the investment-grade corporate bond market, credit spreads relative to U.S. Treasury securities remained wide by historical standards. Yields were most generous in the BBB-rated category, at
2.61 percent over Treasury yields as of the end of the period.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PERFORMANCE AND PORTFOLIO STRATEGY

For the six-month period ended February 28, 2001, the Class B shares of Morgan Stanley Dean Witter Intermediate Income Securities returned 6.20 percent, compared to 7.36 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index.* For the same period, the Fund's Class A, C and D shares returned 6.76 percent, 6.19 percent and 6.64 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

While the Fund clearly benefited from being primarily invested in high-grade securities, its underperformance relative to the Lehman index can be attributed to its investments in BBB-rated bonds (which represent the lower end of the investment-grade spectrum) and certain high-yield, high-risk bonds. Some of these holdings, while contributing to the Fund's earned income, were detrimental to its overall total return because they suffered price declines during the period.

In February, Angelo Manioudakis and Charles Moon were named the Fund's primary portfolio managers. Mr. Manioudakis is a Principal of the Investment Manager and Miller Anderson & Sherrerd, LLP (MAS), an affiliate of the Investment Manager. He has been managing portfolios for MAS and its investment advisory affiliates for more than five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999). Prior thereto, he was a Vice President and Global Banks Analyst for Citigroup (1993-1999).

LOOKING AHEAD

We believe that investment-grade corporate bonds continue to offer compelling value for investors, despite the recent rally, because of their historically wide yield spreads over Treasuries. For the fixed-income markets to enjoy continuing improvement, we believe that further easing by the Fed will most likely be necessary. We remain optimistic about the prospects for the investment-grade bond markets in the coming year.

---------------------
*The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to ten years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

We appreciate your ongoing support of Morgan Stanley Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

FUND PERFORMANCE February 28, 2001

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                CLASS A SHARES*
-----------------------------------------------
PERIOD ENDED 2/28/01
-------------------------
1 Year                        8.72%(1)  4.10%(2)
Since Inception (7/28/97)     4.84%(1)  3.58%(2)

               CLASS C SHARES+
----------------------------------------------
PERIOD ENDED 2/28/01
-------------------------
1 Year                        7.82%(1)  6.82%(2)
Since Inception (7/28/97)     4.14%(1)  4.14%(2)

               CLASS B SHARES**
----------------------------------------------
PERIOD ENDED 2/28/01
-------------------------
1 Year                        7.94%(1)        2.94%(2)
5 Years                       4.61%(1)        4.28%(2)
10 Years                      6.06%(1)        6.06%(2)

               CLASS D SHARES++
----------------------------------------------
PERIOD ENDED 2/28/01
-------------------------
1 Year                        8.86%(1)
Since Inception (7/28/97)     5.01%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 4.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum CDSC for Class C shares is 1% for shares
     redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (75.0%)
            Aerospace (3.0%)
$    475    Lockheed Martin Corp. ...............   8.20 %   12/01/09    $   526,998
     500    Raytheon Co. ........................   8.20     03/01/06        541,750
   2,000    Textron, Inc. .......................   6.75     09/15/02      2,034,340
                                                                         -----------
                                                                           3,103,088
                                                                         -----------
            Auto Parts: O.E.M. (1.0%)
   1,000    Visteon Corp. .......................   8.25     08/01/10      1,040,040
                                                                         -----------

            Cable/Satellite TV (2.1%)
   2,000    Lenfest Communications Inc. .........   8.375    11/01/05      2,168,540
                                                                         -----------

            Casino/Gaming (0.3%)
     290    Harrahs Operating Co. - 144A*........   8.00     02/01/11        295,240
                                                                         -----------

            Computer Processing Hardware (0.2%)
     250    Sun Microsystems Inc. ...............   7.00     08/15/02        251,955
                                                                         -----------

            Department Stores (0.5%)
     450    Federated Department Stores, Inc. ...   8.50     06/15/03        472,482
                                                                         -----------

            Electric Utilities (11.2%)
     550    CMS Energy Corp. ....................   6.75     01/15/04        536,762
   2,000    Dominion Resources Inc. (Series A)...   8.125    06/15/10      2,205,360
   2,500    Israel Electric Co., Ltd.
            (Israel) - 144A*.....................   7.75     03/01/09      2,537,975
     505    Progress Energy Inc. ................   6.75     03/01/06        515,645
     500    PSE&G Energy Holdings................   9.125    02/10/04        518,225
   2,000    South Carolina Electric & Gas Co. ...   7.50     06/15/05      2,119,920
   3,000    System Energy Resources, Inc. .......   7.71     08/01/01      3,011,069
                                                                         -----------
                                                                          11,444,956
                                                                         -----------
            Electrical Products (1.1%)
   1,000    Emerson Electric Co. ................   7.875    06/01/05      1,087,790
                                                                         -----------

            Environmental Services (0.5%)
     475    USA Waste Services Inc. .............   7.125    10/01/07        473,281
                                                                         -----------

            Finance - Leasing (6.7%)
   3,000    Capital One Bank.....................   6.375    02/15/03      2,985,120
   3,350    Hertz Corp. .........................   6.00     01/15/03      3,338,041
     500    Household Finance Corp. .............   8.00     05/09/05        533,935
                                                                         -----------
                                                                           6,857,096
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Financial Conglomerates (4.5%)
$  2,000    Associates Corp. North America
            Corp. ...............................   6.10 %   01/15/05    $ 2,017,560
   2,000    Citigroup Inc. ......................   7.25     10/01/10      2,115,240
     525    GS Escrow Corp. .....................   7.125    08/01/05        513,461
                                                                         -----------
                                                                           4,646,261
                                                                         -----------
            Food Retail (1.0%)
     475    Ahold Finance USA Inc. ..............   8.25     07/15/10        520,557
     450    Kroger Co. ..........................   7.625    09/15/06        475,007
                                                                         -----------
                                                                             995,564
                                                                         -----------
            Foods: Major Diversified (2.0%)
   2,000    Unilever Capital Corp. ..............   6.875    11/01/05      2,093,840
                                                                         -----------

            Gas Distributors (2.4%)
     395    Nisource Finance Corp. - 144A*.......   7.625    11/15/05        415,927
   2,000    Sempra Energy Corp. .................   7.95     03/01/10      2,023,760
                                                                         -----------
                                                                           2,439,687
                                                                         -----------
            Hotels/Resorts/Cruise lines (0.5%)
     525    Hyatt Equities LLC - 144A*...........   7.00     05/15/02        530,654
                                                                         -----------

            Industrial Conglomerates (0.7%)
     310    Hutchison Whampoa
             International - 144A*...............   7.00     02/16/11        312,995
     410    Tyco International Group S.A. .......   6.375    02/15/06        412,312
                                                                         -----------
                                                                             725,307
                                                                         -----------
            Information Technology Services
            (2.0%)
   2,000    Electronic Data Systems Corp. .......   6.85     10/15/04      2,080,540
                                                                         -----------

            Investment Bankers/Brokers/Services (2.5%)
   2,500    Lehman Brothers Holdings Inc. .......   6.125    07/15/03      2,523,300
                                                                         -----------

            Life/Health Insurance (0.8%)
     500    Metropolitan Life Insurance
            Co. - 144A*..........................   6.30     11/01/03        504,090
     275    Prudential Insurance Co. - 144A*.....   6.875    04/15/03        282,612
                                                                         -----------
                                                                             786,702
                                                                         -----------
            Major Banks (7.5%)
   1,650    Bank Of America Corp. ...............   7.40     01/15/11      1,719,729
   2,000    Bank One Texas N.A...................   6.25     02/15/08      1,959,920
     475    First Union National Bank............   7.80     08/18/10        510,321
   3,145    Shawmut Bank Connecticut, N.A........   8.625    02/15/05      3,437,547
                                                                         -----------
                                                                           7,627,517
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Major Telecommunications (5.9%)
$  2,000    British Telecom PLC (United
            Kingdom).............................   8.125%   12/15/10    $ 2,065,060
   1,000    Sprint Capital Corp. ................   6.375    05/01/09        922,780
   3,000    U.S. West Communications, Inc. ......   5.625    11/15/08      2,725,260
     275    Worldcom Inc. .......................   7.875    05/15/03        282,125
                                                                         -----------
                                                                           5,995,225
                                                                         -----------
            Managed Health Care (1.0%)
     990    Aetna, Inc. .........................   7.875    03/01/11        976,239
                                                                         -----------

            Media Conglomerates (0.5%)
     450    News American Holdings Inc. .........   8.625    02/01/03        469,116
                                                                         -----------

            Motor Vehicles (1.0%)
   1,000    General Motors Co. ..................   7.20     01/15/11      1,016,520
                                                                         -----------

            Multi-Line Insurance (0.5%)
     500    Hartford Financial Services Group
            Inc. ................................   7.75     06/15/05        535,230
                                                                         -----------

            Oil Refining/Marketing (2.0%)
   2,000    Repsol International Finance
            (Netherlands)........................   7.45     07/15/05      2,094,020
                                                                         -----------

            Oilfield Services/Equipment (1.8%)
   2,000    Petro Geo-Services ASA (Norway)......   6.625    03/30/08      1,802,280
                                                                         -----------

            Other & Gas Production (0.1%)
     150    Oil Purchase Co. - 144A*.............   7.10     04/30/02        147,019
                                                                         -----------

            Other Metals/Minerals (3.0%)
   3,049    Noranda Forest, Inc. (Canada)........   6.875    11/15/05      3,043,939
                                                                         -----------

            Pulp & Paper (2.0%)
   2,000    International Paper Co. .............   8.00     07/08/03      2,078,260
                                                                         -----------

            Railroads (0.5%)
     535    Norfolk Southern Corp. ..............   7.875    02/15/04        560,391
                                                                         -----------

            Real Estate Investment Trusts (0.9%)
     900    EOP Operating LP.....................   6.763    06/15/07        902,529
                                                                         -----------

            Savings Banks (0.4%)
     410    Washington Mutual Inc. ..............   8.25     10/01/02        425,478
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Specialty Telecommunications (1.9%)
$  2,000    Frontier Corp. ......................   7.25 %   05/15/04    $ 1,924,500
                                                                         -----------

            Telecommunications Equipment (0.4%)
     470    Nortel Network Ltd. .................   6.125    02/15/06        456,652
                                                                         -----------

            Wireless Communications (2.6%)
     550    Nextel Communications Inc. ..........   9.375    11/15/09        514,250
   2,000    Vodafone Group PLC (United
            Kingdom).............................   7.75     02/15/10      2,136,200
                                                                         -----------
                                                                           2,650,450
                                                                         -----------
            TOTAL CORPORATE BONDS
            (Cost $75,071,204)........................................    76,721,688
                                                                         -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.0%)
   2,000    Federal Home Loan Banks..............   7.125    02/15/05      2,131,200
   5,000    Federal Home Loan Mortgage Corp. ....   7.00     02/15/03      5,201,700
      10    Federal Home Loan Mortgage Corp. ....   8.50     12/01/01         10,346
       7    Federal Home Loan Mortgage Corp. ....   8.50     01/01/02          7,307
      34    Federal Home Loan Mortgage Corp. ....   8.50     07/01/02         34,500
      20    Federal Home Loan Mortgage Corp. ....   9.00     08/01/02         20,170
       3    Federal National Mortgage Assoc. ....   8.50     12/01/01          3,280
   6,500    Federal National Mortgage Assoc. ....   5.75     04/15/03      6,612,710
   1,260    Private Export Funding Corp. ........   6.86     04/30/04      1,310,665
                                                                         -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $15,078,513)........................................    15,331,878
                                                                         -----------

            SHORT-TERM INVESTMENTS (8.6%)
            U.S. GOVERNMENT AGENCY (a) (4.9%)
   5,000    Student Loan Marketing Assoc.
            (Cost $5,000,000)....................   5.23     03/01/01      5,000,000
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 2001 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (3.7%)
$  3,787    The Bank of New York (dated 02/28/01;
            proceeds $3,787,609)(b)
            (Cost $3,787,037)....................   5.438%   03/01/01    $  3,787,037
                                                                         ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Cost $8,787,037).........................................      8,787,037
                                                                         ------------

            TOTAL INVESTMENTS
            (Cost $98,936,754)(c).............................   98.6%    100,840,603

            OTHER ASSETS IN EXCESS OF LIABILITIES.............    1.4       1,474,973
                                                                -----    ------------

            NET ASSETS.......................................   100.0%   $102,315,576
                                                                =====    ============

---------------------
 *  Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $3,420,753 U.S. Treasury Note 6.25% due 05/15/30 valued at $3,862,787.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,426,836 and the aggregate gross unrealized depreciation is $522,987, resulting in net unrealized appreciation of $1,903,849.

                      SEE NOTES TO FINANCIAL STATEMENTS

     MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

     FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $98,936,754).........................................  $100,840,603
Receivable for:
    Investment sold.........................................     8,289,195
    Interest................................................     1,335,473
    Shares of beneficial interest sold......................       402,024
Prepaid expenses and other assets...........................        33,198
                                                              ------------

    TOTAL ASSETS............................................   110,900,493
                                                              ------------
LIABILITIES:
Payable for:
    Investment purchased....................................     7,572,660
    Shares of beneficial interest repurchased...............       744,894
    Plan of distribution fee................................        59,566
    Dividends to shareholders...............................        53,540
    Investment management fee...............................        48,220
Accrued expenses and other payables.........................       106,037
                                                              ------------
    TOTAL LIABILITIES.......................................     8,584,917
                                                              ------------
    NET ASSETS..............................................  $102,315,576
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $118,124,219
Net unrealized appreciation.................................     1,903,849
Accumulated net realized loss...............................   (17,712,492)
                                                              ------------

    NET ASSETS..............................................  $102,315,576
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $5,302,246
Shares Outstanding (unlimited authorized, $.01 par value)...       571,246
    NET ASSET VALUE PER SHARE...............................         $9.28
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
    (net asset value plus 4.44% of net asset value).........         $9.69
                                                              ============
CLASS B SHARES:
Net Assets..................................................   $87,668,641
Shares Outstanding (unlimited authorized, $.01 par value)...     9,450,084
    NET ASSET VALUE PER SHARE...............................         $9.28
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $2,208,699
Shares Outstanding (unlimited authorized, $.01 par value)...       237,898
    NET ASSET VALUE PER SHARE...............................         $9.28
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $7,135,990
Shares Outstanding (unlimited authorized, $.01 par value)...       769,200
    NET ASSET VALUE PER SHARE...............................         $9.28
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

STATEMENT OF OPERATIONS
For the six months ended February 28, 2001 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 3,560,343
                                                              -----------

EXPENSES
Plan of distribution fee (Class A shares)...................        4,244
Plan of distribution fee (Class B shares)...................      353,891
Plan of distribution fee (Class C shares)...................        8,018
Investment management fee...................................      289,341
Registration fees...........................................       77,752
Transfer agent fees and expenses............................       73,172
Shareholder reports and notices.............................       26,615
Professional fees...........................................       26,167
Trustees' fees and expenses.................................        8,750
Custodian fees..............................................        4,462
Other.......................................................        5,200
                                                              -----------

    TOTAL EXPENSES..........................................      877,612
                                                              -----------

    NET INVESTMENT INCOME...................................    2,682,731
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (4,549,016)
Net change in unrealized depreciation.......................    7,660,746
                                                              -----------

    NET GAIN................................................    3,111,730
                                                              -----------

NET INCREASE................................................  $ 5,794,461
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX        FOR THE YEAR
                                                        MONTHS ENDED           ENDED
                                                       FEBRUARY 28, 2001   AUGUST 31, 2000
------------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $  2,682,731       $  6,338,053
Net realized loss....................................      (4,549,016)        (3,368,625)
Net change in unrealized depreciation................       7,660,746         (1,059,229)
                                                         ------------       ------------

    NET INCREASE.....................................       5,794,461          1,910,199
                                                         ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares.......................................        (136,332)          (243,814)
Class B shares.......................................      (2,278,652)        (5,487,625)
Class C shares.......................................         (51,373)          (101,308)
Class D shares.......................................        (216,430)          (506,299)
                                                         ------------       ------------

    TOTAL DIVIDENDS..................................      (2,682,787)        (6,339,046)
                                                         ------------       ------------

Net increase (decrease) from transactions in shares
 of beneficial interest..............................       3,471,615        (33,490,429)
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................       6,583,289        (37,919,276)

NET ASSETS:
Beginning of period..................................      95,732,287        133,651,563
                                                         ------------       ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $0 and $56, respectively)........................    $102,315,576       $ 95,732,287
                                                         ============       ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued

portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency Obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued

treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of the portion of the daily net asset exceeding $1 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of : (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued

The Distributor has advised the Fund that such excess amounts totaled $5,425,332 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $50,135 and received $3,248, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended February 28, 2001, aggregated $59,329,094 and $64,081,499, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $26,375,581 and $24,045,780, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,795. At February 28, 2001, the Fund had an accrued pension liability of $54,125 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                     FOR THE YEAR
                                                                    MONTHS ENDED                         ENDED
                                                                  FEBRUARY 28, 2001                 AUGUST 31, 2000
                                                              -------------------------       ---------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES         AMOUNT
                                                              ----------   ------------       -----------   -------------
CLASS A SHARES
Sold........................................................   4,686,464   $ 43,059,933         4,353,253   $  38,861,896
Reinvestment of dividends...................................      11,412        103,567            22,336         202,239
Redeemed....................................................  (4,594,502)   (42,203,607)       (4,290,288)    (38,294,480)
                                                              ----------   ------------       -----------   -------------
Net increase - Class A......................................     103,374        959,893            85,301         769,655
                                                              ----------   ------------       -----------   -------------
CLASS B SHARES
Sold........................................................   9,379,801     85,361,268        20,543,046     186,216,467
Reinvestment of dividends...................................     145,324      1,318,509           347,587       3,155,855
Redeemed....................................................  (9,318,041)   (84,663,582)      (24,630,768)   (223,376,585)
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) - Class B...........................     207,084      2,016,195        (3,740,135)    (34,004,263)
                                                              ----------   ------------       -----------   -------------
CLASS C SHARES
Sold........................................................     194,186      1,789,639           700,596       6,319,873
Reinvestment of dividends...................................       4,858         44,151             9,819          89,205
Redeemed....................................................    (154,475)    (1,422,088)         (705,747)     (6,365,319)
                                                              ----------   ------------       -----------   -------------
Net increase - Class C......................................      44,569        411,702             4,668          43,759
                                                              ----------   ------------       -----------   -------------
CLASS D SHARES
Sold........................................................     145,823      1,327,459         5,861,354      53,879,856
Reinvestment of dividends...................................      22,567        204,721            49,423         448,511
Redeemed....................................................    (160,575)    (1,448,355)       (5,954,411)    (54,627,947)
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) - Class D...........................       7,815         83,825           (43,634)       (299,580)
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) in Fund.............................     362,842   $  3,471,615        (3,693,800)  $ (33,490,429)
                                                              ==========   ============       ===========   =============

6. FEDERAL INCOME TAX STATUS

At August 31, 2000, the Fund had a net capital loss carryover of approximately $10,113,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

                       AMOUNT IN THOUSANDS
-----------------------------------------------------------------
        2003              2004       2005       2006       2008
---------------------   --------   --------   --------   --------
       $6,103             $313      $2,351      $200      $1,146
       ======             ====      ======      ====      ======

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 2001 (unaudited) continued

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,050,000 during fiscal 2000.

As of August 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premium on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of August 31, 2001.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  FOR THE PERIOD
                                                    FOR THE SIX            FOR THE YEAR ENDED AUGUST 31,          JULY 28, 1997*
                                                   MONTHS ENDED         ------------------------------------          THROUGH
                                                 FEBRUARY 28, 2001        2000          1999          1998        AUGUST 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                    (unaudited)
CLASS A SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period...........       $ 8.97             $ 9.30        $ 9.71        $ 9.59           $ 9.68
                                                      ------             ------        ------        ------           ------

Income (loss) from investment operations:
 Net investment income.........................         0.27               0.55          0.55          0.56             0.06
 Net realized and unrealized gain (loss).......         0.31              (0.33)        (0.41)         0.13            (0.10)
                                                      ------             ------        ------        ------           ------

Total income (loss) from investment
 operations....................................         0.58               0.22          0.14          0.69            (0.04)
                                                      ------             ------        ------        ------           ------

Less dividends from net investment income......        (0.27)             (0.55)        (0.55)        (0.57)           (0.05)
                                                      ------             ------        ------        ------           ------

Net asset value, end of period.................       $ 9.28             $ 8.97        $ 9.30        $ 9.71           $ 9.59
                                                      ======             ======        ======        ======           ======

TOTAL RETURN+..................................         6.76%(1)           2.49%         1.39%         7.30%           (0.46)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         1.25%(2)(3)        1.10%(3)      1.08%(3)      1.10%(3)         2.18 %(2)

Net investment income..........................         6.13%(2)(3)        6.02%(3)      5.67%(3)      5.80%(3)         6.10 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........       $5,302             $4,196        $3,557        $3,457           $1,855

Portfolio turnover rate........................           66%(1)            114%           99%           98%              98 %

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                          FOR THE SIX                   FOR THE YEAR ENDED AUGUST 31
                                                          MONTHS ENDED      ------------------------------------------------------
                                                       FEBRUARY 28, 2001      2000      1999        1998        1997*       1996
----------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period.................        $ 8.98          $ 9.31      $ 9.70     $ 9.59       $ 9.39     $ 9.69
                                                             ------          ------      ------     ------       ------     ------

Income (loss) from investment operations:
 Net investment income...............................          0.25            0.49        0.49       0.51         0.53       0.55
 Net realized and unrealized gain (loss).............          0.30           (0.33)      (0.39)      0.11         0.20      (0.30)
                                                             ------          ------      ------     ------       ------     ------

Total income from investment operations..............          0.55            0.16        0.10       0.62         0.73       0.25
                                                             ------          ------      ------     ------       ------     ------

Less dividends from net investment income............         (0.25)          (0.49)      (0.49)     (0.51)       (0.53)     (0.55)
                                                             ------          ------      ------     ------       ------     ------

Net asset value, end of period.......................        $ 9.28          $ 8.98      $ 9.31     $ 9.70       $ 9.59     $ 9.39
                                                             ======          ======      ======     ======       ======     ======

TOTAL RETURN+........................................          6.20%(1)        1.80%       0.92%      6.53%        7.93%      2.58%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................          1.91%(2)(3)     1.77%(3)    1.75%(3)   1.71%(3)     1.65%      1.62%

Net investment income................................          5.47%(2)(3)     5.35%(3)    5.00%(3)   5.19%(3)     5.52%      5.69%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............       $87,669         $82,964    $120,843   $151,515     $162,959   $208,911

Portfolio turnover rate..............................            66%(1)         114%         99%        98%          98%       115%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. have been designated as Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                                                                                  FOR THE PERIOD
                                                    FOR THE SIX            FOR THE YEAR ENDED AUGUST 31,          JULY 28, 1997*
                                                   MONTHS ENDED         ------------------------------------          THROUGH
                                                 FEBRUARY 28, 2001        2000          1999          1998        AUGUST 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                    (unaudited)
CLASS C SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period...........       $ 8.99             $ 9.32        $ 9.71        $ 9.61           $ 9.68
                                                      ------             ------        ------        ------           ------

Income (loss) from investment operations:
 Net investment income.........................         0.25               0.49          0.49          0.49             0.04
 Net realized and unrealized gain (loss).......         0.29              (0.33)        (0.39)         0.11            (0.07)
                                                      ------             ------        ------        ------           ------

Total income (loss) from investment
 operations....................................         0.54               0.16          0.10          0.60            (0.03)
                                                      ------             ------        ------        ------           ------

Less dividends from net investment income......        (0.25)             (0.49)        (0.49)        (0.50)           (0.04)
                                                      ------             ------        ------        ------           ------

Net asset value, end of period.................       $ 9.28             $ 8.99        $ 9.32        $ 9.71           $ 9.61
                                                      ======             ======        ======        ======           ======

TOTAL RETURN+..................................         6.19%(1)           1.80%         0.91%         6.39%           (0.31)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         1.91%(2)(3)        1.77%(3)      1.75%(3)      1.71%(3)         2.02 %(2)

Net investment income..........................         5.47%(2)(3)        5.35%(3)      5.00%(3)      5.19%(3)         4.22 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........       $2,209             $1,738        $1,759          $457              $38

Portfolio turnover rate........................           66%(1)            114%           99%           98%              98 %

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                                                                                  FOR THE PERIOD
                                                    FOR THE SIX            FOR THE YEAR ENDED AUGUST 31,          JULY 28, 1997*
                                                   MONTHS ENDED         ------------------------------------          THROUGH
                                                 FEBRUARY 28, 2001        2000          1999          1998        AUGUST 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                    (unaudited)
CLASS D SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period...........       $ 8.98             $ 9.31        $ 9.70        $ 9.59           $ 9.68
                                                      ------             ------        ------        ------           ------

Income (loss) from investment operations:
 Net investment income.........................         0.29               0.57          0.57          0.59             0.05
 Net realized and unrealized gain (loss).......         0.30              (0.33)        (0.39)         0.11            (0.09)
                                                      ------             ------        ------        ------           ------

Total income (loss) from investment
 operations....................................         0.59               0.24          0.18          0.70            (0.04)
                                                      ------             ------        ------        ------           ------

Less dividends from net investment income......        (0.29)             (0.57)        (0.57)        (0.59)           (0.05)
                                                      ------             ------        ------        ------           ------

Net asset value, end of period.................       $ 9.28             $ 8.98        $ 9.31        $ 9.70           $ 9.59
                                                      ======             ======        ======        ======           ======

TOTAL RETURN+..................................         6.64%(1)           2.67%         1.79%         7.43%           (0.44)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.......................................         1.06%(2)(3)        0.92%(3)      0.90%(3)      0.86%(3)         1.11 %(2)

Net investment income..........................         6.32%(2)(3)        6.20%(3)      5.85%(3)      6.04%(3)         5.91 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........       $7,136             $6,834        $7,493        $5,726           $4,880

Portfolio turnover rate........................           66%(1)            114%           99%           98%              98 %

---------------------
 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Angelo Manioudakis
Vice President

Charles Moon
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

Morgan Stanley
Dean Witter
Intermediate
Income
Securities

Semiannual Report
February 28, 2000